401(K) PLAN	12 Months Ended
Dec. 31, 2012
401(K) PLAN
401(K) PLAN

NOTE 21—401(K) PLAN

        On January 1, 2000, the Company adopted the UTStarcom, Inc. 401(k) Savings Plan, or 401(k) Plan, a cash-or-deferred arrangement, which covers the Company's eligible employees who have attained the age of 21. The Company's matching contributions under the 401(k) Plan were suspended, effective March 1, 2009. The plan was reinstituted in 2010 and the Company contributed to a maximum of $3,252 per employee for the 2010 plan year. The Company's matching contributions were subject to a five-year vesting schedule based upon longevity of employee service with the Company. Due to the transfer of the Company's U.S. based corporate operations to China, the 401(K) Plan was terminated as of October 1, 2010. No additional plan was adopted in 2011and 2012. Matching contributions were $0.3 million in 2010.